UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 27, 2017 (November 21, 2017)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-13762	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 21, 2017, SL Green Realty Corp. (the “Company”) and SL Green Operating Partnership, L.P. (“SL Green OP”) entered into a $3.0 billion credit facility, which includes a $1.3 billion term loan facility (the “Term Loan A Facility”), a $200 million term loan facility (the “Term Loan B Facility” and, together with the Term Loan A Facility, the “Term Loan Facilities”) and a $1.5 billion revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facilities, the “Credit Facility”).  The Term Loan A Facility matures on March 31, 2023 and the Term Loan B Facility matures on November 21, 2024.  The Revolving Credit Facility matures on March 31, 2022 and includes two six-month extension options, subject to certain conditions and the payment of an extension fee of 7.5 basis points for each such extension.  We also have an option, subject to customary conditions, without the consent of existing lenders, to increase the capacity under the Credit Facility to $4.5 billion at any time prior to the maturity date for the applicable facilities by obtaining additional commitments from our current lenders and other financial institutions.   The Credit Facility replaces our existing credit facility.

The Credit Facility bears interest at a spread over LIBOR with an interest period of 7 days or one, three or six months, as we may elect, ranging from (i) 82.5 basis points to 155 basis points for loans under the Revolving Credit Facility, (ii) 90 basis points to 175 basis points for loans under the Term Loan A Facility and (iii) 150 basis points to 245 basis points for loans under the Term Loan B Facility, in each case based on the credit rating assigned to the senior unsecured long term indebtedness of the Company.  At November 21, 2017, the applicable spreads were 120 basis points for loans under the Revolving Credit Facility, 135 basis points for loans under the Term Loan A Facility and 190 basis points for loans under the Term Loan B Facility.  The Credit Facility also contains a competitive bid option that allows banks that are part of the lender consortium to bid to make loan advances to us at a reduced interest rate.  We are required to pay quarterly in arrears a 12.5 to 30 basis point fee on the commitments under the Revolving Credit Facility, which fee is based on the credit rating assigned to the senior unsecured long term indebtedness of the Company.

The Credit Facility contains certain restrictions and covenants that may limit, among other things, our ability to pay dividends (as discussed below), incur certain additional indebtedness by our subsidiaries which are not borrowers or guarantors, incur liens and enter into negative pledge agreements, merge, consolidate or sell all or substantially all of our assets and enter into transactions with affiliates, and that require us to maintain  a maximum ratio of total indebtedness to total asset value of not more than 0.60 to 1.00 (which ratio may be increased to 0.65 to 1.00 in certain circumstances), a minimum ratio of EBITDA to fixed charges of not less than 1.40 to 1.00 (which ratio will be increased to 1.75 to 1.00 if a change of control occurs), a maximum ratio of secured indebtedness to total asset value of not more than 0.50 to 1.00 and a maximum ratio of unsecured indebtedness to unencumbered asset value of not more than 0.60 to 1.00 (which ratio may be increased to 0.65 to 1.00 in certain circumstances).  The dividend restriction referred to above provides that we will not, during the existence of any event of default under the Credit Facility, make distributions with respect to common stock or other equity interests in an aggregate amount that is in excess of the amount necessary to enable us to continue to qualify as a real estate investment trust for federal income tax purposes and that we will not, during any time when we are in payment or bankruptcy default under the Credit Facility, make any distributions with respect to common stock or other equity interests.  The Credit Facility is also subject to customary events of default.

The Company and SL Green OP are borrowers jointly and severally obligated under the Credit Facility.  The borrowers’ obligations under the Credit Facility are guaranteed by SL Green OP’s subsidiary, Reckson Operating Partnership, L.P.  The lending group for the Credit Facility consists of Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and U.S. Bank National Association, as joint lead arrangers and joint bookrunners for the Revolving Credit Facility and Term Loan A Facility, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., as joint lead arrangers for the Revolving Credit Facility and Term Loan A Facility, JPMorgan Chase Bank, N.A., as syndication agent for the Revolving Credit Facility and Term Loan A Facility, Deutsche Bank Securities, Inc., U.S. Bank National Association, Bank of America, N.A., and Bank of Montreal, as documentation agents for the Revolving Credit Facility and Term Loan A Facility, Wells Fargo Securities, LLC and U.S. Bank National Association, as joint lead arrangers and joint bookrunners for the Term Loan B Facility, U.S. Bank National Association, as syndication agent for the Term Loan B Facility, and the other lenders and agents a party thereto.

The description of the Credit Facility contained in this report is qualified in its entirety by reference to the complete text of the Credit Facility, a copy of which is  filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Facility above under Item 1.01 is incorporated by reference herein.

Item 8.01                                           Other Events.

On November 27, 2017, the Company issued a press release announcing that it and SL Green OP had entered into the Credit Facility.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Second Amended and Restated Credit Agreement, dated as of November 21, 2017, by and among SL Green Realty Corp. and SL Green Operating Partnership, L.P., as Borrowers, each of the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and U.S. Bank National Association, as joint lead arrangers and joint bookrunners for the Revolving Credit Facility and Term Loan A Facility, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., as joint lead arrangers for the Revolving Credit Facility and Term Loan A Facility, JPMorgan Chase Bank, N.A., as syndication agent for the Revolving Credit Facility and Term Loan A Facility, Deutsche Bank Securities, Inc., U.S. Bank National Association, Bank of America, N.A., and Bank of Montreal, as documentation agents for the Revolving Credit Facility and Term Loan A Facility, Wells Fargo Securities, LLC and U.S. Bank National Association, as joint lead arrangers and joint bookrunners for the Term Loan B Facility, U.S. Bank National Association, as syndication agent for the Term Loan B Facility, and the other lenders and agents a party thereto.

99.1                        Press release, dated November 27, 2017 announcing entry of the Company and SL Green OP into the Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Mathew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto
Mathew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto
Mathew J. DiLiberto
Treasurer

Date: November 27, 2017